                                  EXHIBIT 10.43


                            AMENDMENT AGREEMENT NO. 2

                          dated as of December 29, 2000

                                 to that certain

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        This AMENDMENT AGREEMENT NO. 2 (this "Amendment"), dated as of December 29, 2000, is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), (f) ABN AMRO Bank N.V., as Syndication Agent, (g) Bank One, NA, as Documentation Agent, and (h) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999 and as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000 (as so amended and restated, the "Credit Agreement"), to which the Borrowers, the Lenders and the Administrative Agent are parties.

        WHEREAS, the Borrowers have indicated to the Administrative Agent and the Lenders that, based upon the Borrowers' projected financial results for the quarter ending December 31, 2000, certain Defaults or Events of Default may arise from and after December 31, 2000;

        WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent forbear from enforcing their rights with respect to such potential Defaults and Events of Default; and

        WHEREAS, the Lenders and the Administrative Agent are willing to forbear from enforcing their rights with respect to such potential Defaults and Events of Default, but only on the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 9 below) by deleting Section 9.4(b) of the Credit Agreement in its entirety and substituting in lieu thereof the following new Section 9.4(b):

               "(b) as soon as practicable, but in any event not later than (i) twenty-five (25) days after the end of each calendar month, and (ii) forty-five (45) days after the end of each of the fiscal quarters of TransTechnology, copies of the unaudited consolidated balance sheet of TransTechnology and its Subsidiaries and the unaudited consolidating balance sheet of TransTechnology and its Subsidiaries, each as at the end of such month or quarter, as applicable, and the related consolidated and consolidating statements of income and consolidated statement of cash flow for the portion of TransTechnology's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of TransTechnology that the information contained in such financial statements fairly presents the financial position of TransTechnology and its Subsidiaries on the date thereof (subject to year-end adjustments);"

        SECTION 2. RATIFICATION OF EXISTING AGREEMENTS. The Borrowers and the Guarantors agree that the Obligations of the Borrowers and the Guarantors to the Administrative Agent and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, except as otherwise expressly modified in this Amendment upon the terms set forth herein, are, by the Borrowers' and Guarantors' execution of this Amendment, ratified and confirmed in all respects. In addition, by the execution of this Amendment, the Borrowers and Guarantors represent and warrant that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such Obligations.

        SECTION 3. FORBEARANCE AGREEMENT. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders agrees to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit until that date (the "Forbearance Termination Date") which is the earliest to occur of (i) the failure after the date hereof of the Borrowers and their Subsidiaries to comply with any of the terms or conditions set forth in the Credit Agreement and/or the other Loan Documents (as modified by this Amendment), other than the failure to comply with the provisions of Sections 11.1 - 11.4 of the Credit Agreement for the period commencing on January 1, 2001 and ending on January 31, 2001, (ii) the occurrence after the date hereof of any Default or Event of Default, other than a Default or Event of Default resulting from the failure to comply with the provisions of Sections 11.1 - 11.4 of the Credit Agreement for the period commencing on January 1, 2001 and ending on January 31, 2001, (iii) the failure of the Borrowers or their Subsidiaries to comply with any term set forth in this Amendment, (iv) the date on which the Administrative Agent determines that a material adverse change in the business, assets, financial condition or prospects of the Borrowers and their Subsidiaries, taken as a whole, has occurred, (v) the date that the Borrowers, any of their Subsidiaries or any Affiliate of the Borrowers shall commence any litigation proceeding against the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Amendment or any documents, agreements or instruments executed in connection with any of the foregoing, (vi) the date that any holder of Subordinated Debt takes any action in enforcement of its rights under such Subordinated Debt, or any "Event of Default" under and as defined in any instrument evidencing any such Subordinated Debt shall have occurred, the effect of which would, but for the provisions of the Intercreditor and Subordination Agreement dated as of August 29, 2000, with respect thereto, be to permit the holder of such Subordinated Debt to accelerate such Indebtedness, or (vii) January 31, 2001. On and after the Forbearance Termination Date, the Administrative Agent and each of the Lenders shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights under or in respect of the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, (x) the right to require the immediate repayment of the Loans and the other Obligations in full, (y) the right to require deposit of cash collateral or the delivery of a letter of credit reasonably satisfactory to the Administrative Agent in an amount equal to the then Maximum Drawing Amount of all Letters of Credit in accordance with Section 5.2(c) of the Credit Agreement, and (z) the right to cease making Revolving Credit Loans or International Facility Loans, or issuing, extending or renewing Letters of Credit.

        SECTION 4. COVENANTS. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Administrative Agent or any Lender contained in the Credit Agreement or in any other Loan Documents, the Borrowers covenant and agree with the Administrative Agent and each of the Lenders as follows:

               (a) Revolver Sublimit. Notwithstanding anything to the contrary stated in Section 2 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Administrative Agent or any of the Lenders be obligated to make or fund any Revolving Credit Loans if, after the making of such Revolving Credit Loan, the sum of (i) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), (ii) the Maximum Drawing Amount, (iii) all Unpaid Reimbursement Obligations, and (iv) the International Facility Amount (such aggregate amount, the "Revolving Facility Usage"), would exceed during any period set forth in the table below the amount set forth opposite such period in such table (such amount, the then applicable "Revolver Sublimit"):

                      Period                              Revolver Sublimit
                      ------                              -----------------

        December 29, 2000 - January 18, 2001                $168,000,000
        January 19, 2001 - January 30, 2001                 $166,000,000
        January 31, 2001 and thereafter                     $162,000,000

If the Revolving Facility Usage at any time exceeds the Revolver Sublimit in effect at such time, TransTechnology shall immediately prepay an amount equal to such excess to the Administrative Agent for the account of the Lenders and the Administrative Agent, for application to the outstanding principal amount of the Revolving Credit Loans. Notwithstanding the foregoing, the Revolving Credit Commitments of the Lenders shall not be reduced or deemed to be reduced hereby and the Commitment Fees payable pursuant to Sections 2.2, 3.13 and 3.14 of the Credit Agreement shall continue to be payable with respect to the aggregate Revolving Credit Commitments, the Maximum DM Amount and the Maximum Sterling Amount, respectively.

               (b) Letters of Credit. Notwithstanding anything to the contrary stated in Section 5 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Issuing Bank be required to issue, extend or renew any Letter of Credit if, as a result thereof, the Revolving Facility Usage, after giving effect to such issuance, extension or renewal, would exceed the Revolver Sublimit in effect at such time.

               (c) Applicable Margin. Notwithstanding anything to the contrary stated in the definition of "Applicable Margin" in the Credit Agreement or in Section 6.11 of the Credit Agreement, between January 1, 2001 and the Forbearance Termination Date the Applicable Margin in effect with respect to Base Rate Loans shall be 2.50%, and the Applicable Margin in effect with respect to Eurocurrency Rate Loans shall be 4.00%; provided that, for the avoidance of doubt, in the event that any Default or Event of Default occurring or arising prior to the Forbearance Termination Date is continuing on the Forbearance Termination Date, the provisions of Section 6.11 of the Credit Agreement shall apply at such time to the determination of the applicable rate of interest on the Loans outstanding at such time.

               (d) Eurocurrency Rate Loans. Notwithstanding anything to the contrary stated in the definition of "Interest Period" in the Credit Agreement or in Section 2.7, Section 3.5 or Section 4.5 of the Credit Agreement, between the Effective Date and the Forbearance Termination Date TransTechnology may elect to convert any part of the Loans to or maintain any part of the Loans as Eurocurrency Rate Loans in accordance with the applicable provisions of the Credit Agreement as in effect as of the Effective Date, so long as the Interest Periods with respect to any Eurocurrency Rate Loans borrowed, converted or renewed after the Effective Date do not extend beyond January 31, 2001.

               (e) Distributions. Notwithstanding anything to the contrary stated in Section 10.4 of the Credit Agreement, TransTechnology shall not from the date hereof until the Forbearance Termination Date declare or pay any dividends on or in respect of, or make any other Distributions on or in respect of, any shares of the capital stock of TransTechnology.

               (f) Retention of Consultant; Financial Information. Prior to the close of business on January 5, 2001, TransTechnology shall engage a consultant to work on behalf of TransTechnology and its Subsidiaries on the implementation of their strategic plans (the "Consultant"). The identity of the Consultant shall be reasonably acceptable to the Administrative Agent. TransTechnology shall provide to the Administrative Agent and the Lenders, with the assistance of the Consultant, financial information regarding TransTechnology and its Subsidiaries required to permit the Lenders' evaluation of, among other things, the financial covenant levels applicable to the Borrowers and their Subsidiaries, and which will include, but not be limited to, the following:

               (i) as soon as practicable after the Consultant's engagement, and in any event by January 16, 2001, projections of weekly cash flow (including receipts, collections and disbursements), between the date of the Consultant's engagement and March 31, 2001, and no later than the end of each week thereafter, such projections for each period of thirteen weeks commencing with the following week; and

               (ii) as soon as practicable after the Consultant's engagement, full projections (including statements of income and cash flows and balance sheets) for each quarter between the Effective Date and March 31, 2003, and for each month between the Effective Date and September 30, 2001.

               (g) Expenses. The Borrowers shall pay or reimburse on demand the Administrative Agent and each of the Lenders for all reasonable costs and expenses the Administrative Agent or such Lender incurs in connection with the negotiation, execution and delivery of the agreements and transactions contemplated by this Amendment or which otherwise are required to be paid under the Loan Documents.

               (h) Compliance with Loan Documents. The Borrowers and their Subsidiaries shall comply with all of the terms, covenants and provisions contained in the Credit Agreement and the other Loan Documents except as such terms, covenants and provisions are expressly modified by this Amendment upon the terms set forth herein.

               (i) Further Assurances. The Borrowers and their Subsidiaries shall at any time or from time to time execute and deliver such further instruments and take such further action as the Administrative Agent may reasonably request to effect the purposes of this Amendment, the Credit Agreement and the other Loan Documents.

               (j) Event of Default; Extension of Forbearance. Any failure by any of the Borrowers or their Subsidiaries to comply with any provision of this Section 4 applicable to such Borrower or Subsidiary, or any material breach by any of the Borrowers of any of their representations and warranties set forth in Section 6 below, shall constitute an Event of Default; provided that, notwithstanding anything to the contrary stated in Section 27 of the Credit Agreement, (i) any waiver of, or agreement to forbear from the exercise of remedies with respect to or from ceasing to make Loans and Letters of Credit available as a result of, any Event of Default arising as a result of any breach of Section 4(a) or Section 4(b) above, (ii) any extension of the Lenders' and the Administrative Agent's forbearance agreements set forth in Section 3 above to end on any date following January 31, 2001, and (iii) any amendment to the provisions of this Section 4(j) or of Section 4(a) or Section 4(b) above shall in any case require the written consent of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Revolving Credit Notes and the Term Notes, taken together, outstanding as of the effective date of any such waiver, agreement, extension or amendment.

        SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

        SECTION 5.1.   DELIVERY OF DOCUMENTS.

                       (a) This Amendment shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and the Majority Lenders.

                       (b) The Company and the holders of a majority of the principal amount of the "Outstanding Notes", as such term is defined in the Securities Purchase Agreement of the Company dated as of August 29, 2000 (such holders, the "Requisite Noteholders"), shall have executed and delivered to the Administrative Agent an agreement pursuant to which the Requisite Noteholders shall agree, among other things, to forbear until the earlier of (i) February 15, 2001, and (ii) the date 15 days following the Forbearance Termination Date, from the exercise of any rights or remedies available to them as a result of any "Event of Default" arising under (and as defined in) such Securities Purchase Agreement and the Notes issued thereunder.

        SECTION 5.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

        SECTION 5.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the Effective Date and be continuing, and no condition shall exist on the Effective Date which constitutes a Default or Event of Default.

        SECTION 5.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

        SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

        (a) The representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

        (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Amendment and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

        (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

        SECTION 7. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        SECTION 9. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, this Amendment shall be deemed to be effective as of December 29, 2000 (the "Effective Date").

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 2 as a sealed instrument as of the date first set forth above.

                               TRANSTECHNOLOGY CORPORATION



                               By:   /s/Joseph F. Spanier
                                   -----------------------------------------
                                   Name:  Joseph F. Spanier
                                   Title: Vice President, Chief Financial
                                           Officer & Treasurer



                               TRANSTECHNOLOGY SEEGER-ORBIS GMBH



                               By:   /s/Michael J. Berthelot
                                   -----------------------------------------
                                   Name:  Michael J. Berthelot
                                   Title: Geschaftsfuhrer




                               TRANSTECHNOLOGY (GB) LIMITED



                               By:   /s/Michael J. Berthelot
                                   -----------------------------------------
                                   Name:  Michael J. Berthelot
                                   Title: Director



                               By:      /s/Gerald C. Harvey
                                   -----------------------------------------
                                   Name:  Gerald C. Harvey
                                   Title: Director

                               FLEET NATIONAL BANK,
                               individually, as Administrative Agent and as Sterling Fronting Bank


                               By:   /s/Michael J. McDermott
                                   -----------------------------------------
                                   Name:  Michael J. McDermott
                                   Title: Managing Director


                               BHF-BANK AKTIENGESELLSCHAFT,
                               as DM Fronting Bank


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               ABN AMRO BANK N.V., individually
                               and as Syndication Agent



                               By:
                                   ---------------------------------------------
                               Name:
                               Title:



                               By:
                                   ---------------------------------------------
                               Name:
                               Title:


                               BANK ONE, NA, individually and as
                               Documentation Agent



                               By:   /s/Jeffrey Lubatkin
                                   ---------------------------------------------
                               Name:  Jeffrey Lubatkin
                               Title: Vice President

                               THE BANK OF NEW YORK



                               By:   /s/Jeffrey S. Witte
                                   ---------------------------------------------
                               Name:  Jeffrey S. Witte
                               Title: Vice President


                               KEY CORPORATE CAPITAL INC.



                               By:   /s/Alex Strazzella
                                   ---------------------------------------------
                               Name:  Alex Strazzella
                               Title: Vice President


                               BANK OF NOVA SCOTIA



                               By:   /s/Brian S. Allen
                                   ---------------------------------------------
                               Name:  Brian S. Allen
                               Title: Managing Director


                               COMERICA BANK



                               By:   /s/Jeffrey Peck
                                   ---------------------------------------------
                               Name:  Jeffrey Peck
                               Title: Vice President

                               DRESDNER BANK, AG, NEW YORK
                               AND GRAND CAYMAN BRANCHES



                               By:
                                   ---------------------------------------------
                               Name:
                               Title:



                               By:
                                   ---------------------------------------------
                               Name:
                               Title:

                               SUMMIT BANK



                               By:   /s/Kevin M. Behan
                                   ---------------------------------------------
                               Name:  Kevin M. Behan
                               Title: Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.


                                          TRANSTECHNOLOGY ACQUISITION
                                          CORPORATION



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          PALNUT FASTENERS, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          INDUSTRIAL RETAINING RING COMPANY



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          RETAINERS, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary

                                          RANCHO TRANSTECHNOLOGY
                                          CORPORATION



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          TRANSTECHNOLOGY SYSTEMS &
                                          SERVICES, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          ELECTRONIC CONNECTIONS AND
                                          ASSEMBLIES, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          SSP INDUSTRIES



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          SSP INTERNATIONAL SALES, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary

                                          TRANSTECHNOLOGY SEEGER INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          SEEGER INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          TCR CORPORATION



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          AEROSPACE RIVET
                                          MANUFACTURERS CORPORATION



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          NORCO, INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary

                                          ELLISON RING & WASHER INC.



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          TRANSTECHNOLOGY ENGINEERED
                                          COMPONENTS, LLC



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary


                                          TRANSTECHNOLOGY CANADA CORPORATION



                                          By:    /s/Gerald C. Harvey
                                              ----------------------------------
                                              Name:  Gerald C. Harvey
                                              Title: Vice President & Secretary